UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Natalie Lamarque, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2024—October 31, 2025

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

Emerging Markets Select Stock Fund Investor Shares - VMMSX

Commodity Strategy Fund Admiral™ Shares - VCMDX

Global Environmental Opportunities Stock Fund Investor Shares - VEOIX

Global Environmental Opportunities Stock Fund Admiral™ Shares - VEOAX

Vanguard Emerging Markets Select Stock Fund

Investor Shares (VMMSX)

Annual Shareholder Report | October 31, 2025

This annual shareholder report contains important information about Vanguard Emerging Markets Select Stock Fund (the "Fund") for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$93	0.82%

How did the Fund perform during the reporting period?

  For the 12 months ended October 31, 2025, the Fund outperformed its benchmark.

  Optimism in the U.S. about the prospect of tax cuts, robust corporate earnings, and artificial intelligence was, at times, tempered by market concerns about interest rates, stretched equity valuations, and U.S. trade policy announcements. Short-term interest rates generally fell during the 12-month period, with the Federal Reserve and the Bank of England each making four rate cuts and the European Central Bank making five.

  On a geographic basis, much of the Fund’s outperformance came from two sources: an out-of-benchmark allocation to stocks in South Korea, which delivered strong returns, and stock selection among emerging markets companies.

  On a sector basis, the Fund’s holdings in industrials, information technology, and utilities contributed the most to relative performance.

  In a bull market for stocks, the Fund’s 4.5% average allocation to cash hindered relative performance.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2015, Through October 31, 2025

Initial Investment of $10,000

	Investor Shares	FTSE Emerging Index	MSCI All Country World Index ex USA Net
2015	$10,000	$10,000	$10,000
2016	$8,797	$8,809	$8,955
2016	$10,207	$10,087	$9,825
2016	$10,794	$10,675	$9,982
2016	$11,295	$11,126	$10,022
2017	$11,742	$11,161	$10,397
2017	$12,464	$11,978	$11,062
2017	$13,542	$12,933	$11,879
2017	$14,151	$13,511	$12,392
2018	$15,846	$15,344	$13,483
2018	$14,629	$14,169	$12,822
2018	$13,985	$13,556	$12,584
2018	$12,539	$12,041	$11,370
2019	$13,903	$13,224	$11,786
2019	$14,524	$13,801	$12,408
2019	$14,099	$13,579	$12,298
2019	$14,289	$13,685	$12,652
2020	$14,470	$14,010	$12,958
2020	$12,029	$12,155	$10,979
2020	$14,543	$14,348	$12,379
2020	$14,790	$14,721	$12,321
2021	$18,384	$17,458	$14,766
2021	$19,200	$17,822	$15,698
2021	$18,425	$17,067	$15,819
2021	$18,256	$17,239	$15,976
2022	$17,856	$16,806	$15,302
2022	$15,252	$15,150	$14,079
2022	$14,379	$14,225	$13,404
2022	$12,568	$12,351	$12,025
2023	$15,836	$14,942	$14,427
2023	$15,087	$14,235	$14,509
2023	$16,547	$15,369	$15,202
2023	$14,466	$13,704	$13,477
2024	$15,268	$14,641	$15,275
2024	$16,526	$15,783	$15,861
2024	$16,904	$16,544	$16,684
2024	$17,676	$17,508	$16,757
2025	$17,348	$17,201	$16,938
2025	$17,714	$17,585	$17,753
2025	$19,851	$19,464	$19,141
2025	$22,466	$21,526	$20,934

Average Annual Total Returns

	1 Year	5 Years	10 Years
Investor Shares	27.10%	8.72%	8.43%
FTSE Emerging Index	22.95%	7.90%	7.97%
MSCI All Country World Index ex USA Net	24.93%	11.18%	7.67%

Fund Statistics (as of October 31, 2025)

Fund Net Assets (in millions)	$1,008
Number of Portfolio Holdings	247
Portfolio Turnover Rate	33%
Total Investment Advisory Fees (in thousands)	$4,323

Portfolio Composition % of Net Assets  (as of October 31, 2025)

Africa	1.6%
Asia	70.3%
Europe	3.6%
North America	9.4%
South America	9.1%
Other Assets and Liabilities—Net	6.0%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR752

Vanguard Commodity Strategy Fund

Admiral™ Shares (VCMDX)

Annual Shareholder Report | October 31, 2025

This annual shareholder report contains important information about Vanguard Commodity Strategy Fund (the "Fund") for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$18	0.17%

How did the Fund perform during the reporting period?

  For the 12 months ended October 31, 2025, the Fund outperformed its benchmark.

  Optimism in the U.S. about the prospect of tax cuts, robust corporate earnings, and artificial intelligence was occasionally tempered by market concerns about interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.

  The Fund invests in commodity-linked derivative investments, such as commodity futures and swaps, collateralized by a mix of short-term U.S. Treasury Inflation-Protected Securities and U.S. Treasury bills. It also uses multiple strategies to enhance commodity returns, such as commodity curve positioning and overweighting and underweighting securities.

  Within the commodity portion of the portfolio, commodity future strategies were the primary contributor to outperformance. Positions in collateral strategies also contributed. Results from security selection were mixed.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 25, 2019, Through October 31, 2025

Initial Investment of $50,000

	Admiral Shares	Bloomberg Commodity Index Total Return	Dow Jones U.S. Total Stock Market Float Adjusted Index
6/25/19	$50,000	$50,000	$50,000
7/31/19	$49,480	$49,557	$51,308
10/31/19	$49,660	$49,966	$52,226
1/31/20	$48,173	$47,379	$55,694
4/30/20	$40,989	$38,625	$49,917
7/31/20	$46,865	$43,574	$56,850
10/31/20	$48,937	$45,595	$57,442
1/31/21	$55,681	$50,845	$67,137
4/30/21	$63,245	$57,364	$75,381
7/31/21	$69,151	$61,124	$78,978
10/31/21	$74,531	$65,628	$82,758
1/31/22	$78,552	$68,503	$79,555
4/30/22	$94,337	$82,337	$72,846
7/31/22	$89,271	$77,765	$72,832
10/31/22	$81,832	$72,947	$68,736
1/31/23	$83,774	$72,751	$72,858
4/30/23	$79,779	$68,670	$73,775
7/31/23	$81,213	$71,635	$82,024
10/31/23	$79,352	$70,780	$74,505
1/31/24	$77,287	$67,593	$86,806
4/30/24	$80,974	$70,653	$90,317
7/31/24	$78,662	$67,930	$99,335
10/31/24	$80,818	$69,947	$102,813
1/31/25	$84,915	$73,752	$109,616
4/30/25	$85,969	$73,533	$100,481
7/31/25	$87,087	$74,530	$114,960
10/31/25	$93,349	$79,845	$124,305

Average Annual Total Returns

	1 Year	5 Years	Since Inception 6/25/19
Admiral Shares	15.50%	13.79%	10.33%
Bloomberg Commodity Index Total Return	14.15%	11.86%	7.65%
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.90%	16.69%	15.42%

Fund Statistics (as of October 31, 2025)

Fund Net Assets (in millions)	$2,125
Number of Portfolio Holdings	55
Portfolio Turnover Rate	25%
Total Investment Advisory Fees (in thousands)	$296

Portfolio Composition % of Net Assets  (as of October 31, 2025)

U.S. Government Securities	73.3%
Other Assets and Liabilities—NetFootnote Reference	26.7%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Fund was reduced.

This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 28, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR517

Vanguard Global Environmental Opportunities Stock Fund

Investor Shares (VEOIX)

Annual Shareholder Report | October 31, 2025

This annual shareholder report contains important information about Vanguard Global Environmental Opportunities Stock Fund (the "Fund") for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$74	0.70%

How did the Fund perform during the reporting period?

  For the 12 months ended October 31, 2025, the Fund underperformed its benchmark.

  Optimism in the U.S. about the prospect of tax cuts, robust corporate earnings, and artificial intelligence was, at times, tempered by market concerns about interest rates, stretched equity valuations, and U.S. trade policy announcements. Short-term interest rates generally fell during the 12-month period, with the Federal Reserve and the Bank of England each making four rate cuts and the European Central Bank making five.

  By region, stock selection in Europe, North America, and the Pacific region detracted most from relative performance.

  Seven of the Fund’s 11 industry sectors detracted, with selection in utilities, industrials, and information technology weighing most heavily on performance. Materials also detracted, as did a lack of exposure to communication services. On the other side of the ledger, the Fund’s lack of exposure to health care, consumer staples, energy, and real estate stocks helped relative results.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2022, Through October 31, 2025

Initial Investment of $10,000

	Investor Shares	MSCI All Country World Index Net
11/16/22	$10,000	$10,000
1/31/23	$10,410	$10,542
4/30/23	$10,370	$10,708
7/31/23	$10,690	$11,618
10/31/23	$8,760	$10,501
1/31/24	$9,415	$12,092
4/30/24	$10,197	$12,577
7/31/24	$10,344	$13,595
10/31/24	$10,705	$13,944
1/31/25	$10,447	$14,598
4/30/25	$10,113	$14,066
7/31/25	$11,154	$15,754
10/31/25	$12,009	$17,102

Average Annual Total Returns

	1 Year	Since Inception 11/16/22
Investor Shares	12.18%	6.39%
MSCI All Country World Index Net	22.64%	19.90%

Fund Statistics (as of October 31, 2025)

Fund Net Assets (in millions)	$91
Number of Portfolio Holdings	29
Portfolio Turnover Rate	59%
Total Investment Advisory Fees (in thousands)	$238

Portfolio Composition % of Net Assets  (as of October 31, 2025)

Asia	29.6%
Europe	29.8%
North America	35.2%
South America	2.5%
Other Assets and Liabilities—Net	2.9%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

ARV012

Vanguard Global Environmental Opportunities Stock Fund

Admiral™ Shares (VEOAX)

Annual Shareholder Report | October 31, 2025

This annual shareholder report contains important information about Vanguard Global Environmental Opportunities Stock Fund (the "Fund") for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$58	0.55%

How did the Fund perform during the reporting period?

  For the 12 months ended October 31, 2025, the Fund underperformed its benchmark.

  Optimism in the U.S. about the prospect of tax cuts, robust corporate earnings, and artificial intelligence was, at times, tempered by market concerns about interest rates, stretched equity valuations, and U.S. trade policy announcements. Short-term interest rates generally fell during the 12-month period, with the Federal Reserve and the Bank of England each making four rate cuts and the European Central Bank making five.

  By region, stock selection in Europe, North America, and the Pacific region detracted most from relative performance.

  Seven of the Fund’s 11 industry sectors detracted, with selection in utilities, industrials, and information technology weighing most heavily on performance. Materials also detracted, as did a lack of exposure to communication services. On the other side of the ledger, the Fund’s lack of exposure to health care, consumer staples, energy, and real estate stocks helped relative results.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2022, Through October 31, 2025

Initial Investment of $50,000

	Admiral Shares	MSCI All Country World Index Net
11/16/22	$50,000	$50,000
1/31/23	$52,060	$52,711
4/30/23	$51,880	$53,538
7/31/23	$53,500	$58,091
10/31/23	$43,860	$52,505
1/31/24	$47,165	$60,458
4/30/24	$51,111	$62,887
7/31/24	$51,864	$67,977
10/31/24	$53,694	$69,722
1/31/25	$52,420	$72,988
4/30/25	$50,755	$70,332
7/31/25	$55,995	$78,768
10/31/25	$60,331	$85,509

Average Annual Total Returns

	1 Year	Since Inception 11/16/22
Admiral Shares	12.36%	6.56%
MSCI All Country World Index Net	22.64%	19.90%

Fund Statistics (as of October 31, 2025)

Fund Net Assets (in millions)	$91
Number of Portfolio Holdings	29
Portfolio Turnover Rate	59%
Total Investment Advisory Fees (in thousands)	$238

Portfolio Composition % of Net Assets  (as of October 31, 2025)

Asia	29.6%
Europe	29.8%
North America	35.2%
South America	2.5%
Other Assets and Liabilities—Net	2.9%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

ARV013

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit and Risk Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended October 31, 2025	Fiscal Year Ended October 31, 2024
(a) Audit Fees.	$170,000	$173,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$170,000	$173,000

(e)     (1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)     Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended October 31, 2025	Fiscal Year Ended October 31, 2024
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,793,970	$1,517,669
Tax Fees.	$1,617,438	$1,916,879
All Other Fees.	$25,000	$268,000
Total.	$5,436,408	$3,702,548

(h)     For the most recent fiscal year, the Audit and Risk Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended October 31, 2025
Vanguard Emerging Markets Select Stock Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	15
Tax information	16

Emerging Markets Select Stock Fund
Financial Statements
Schedule of Investments
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (91.2%)
Argentina (0.0%)
*	Banco Macro SA ADR	2,275	206
Brazil (6.5%)
	B3 SA - Brasil Bolsa Balcao	5,068,200	11,926
	Ambev SA	3,855,991	9,110
*	Natura Cosmeticos SA	4,298,300	7,199
	Vale SA	563,100	6,831
	Neoenergia SA	843,200	4,573
	Centrais Eletricas Brasileiras SA	390,800	4,048
	Banco Do Brasil SA	880,700	3,585
	Petroleo Brasileiro SA - Petrobras ADR (XNYS)	277,541	3,231
	Banco Bradesco SA ADR	891,822	3,014
	Cia de Saneamento Basico do Estado de Sao Paulo	114,601	2,808
	BB Seguridade Participacoes SA	247,023	1,508
	TIM SA	331,818	1,498
	Petroleo Brasileiro SA - Petrobras	232,130	1,360
	Rumo SA	393,529	1,165
	Petroleo Brasileiro SA - Petrobras ADR	96,034	1,061
[1]	Rede D'Or Sao Luiz SA	85,923	692
	Banco Santander Brasil SA	104,596	605
	WEG SA	63,637	498
	Raia Drogasil SA	105,266	391
			65,103
Canada (1.2%)
*	First Quantum Minerals Ltd.	280,319	5,820
	Lundin Mining Corp.	248,695	4,000
*	Valeura Energy Inc.	410,844	1,951
			11,771
Chile (0.5%)
*,2	Sociedad Quimica y Minera de Chile SA ADR	96,775	4,741
	Banco Santander Chile	7,981,053	577
			5,318
China (26.6%)
	Tencent Holdings Ltd.	640,752	52,047
	Alibaba Group Holding Ltd.	1,738,666	36,997
*	Baidu Inc. Class A	752,300	11,387
	China Merchants Bank Co. Ltd. Class H	1,782,133	11,171
	China Overseas Land & Investment Ltd.	6,064,885	10,178
	Haier Smart Home Co. Ltd. Class H	3,069,400	9,981
	Ping An Insurance Group Co. of China Ltd. Class H	1,195,000	8,633
	Weichai Power Co. Ltd. Class H	3,650,000	7,542
	Zhongsheng Group Holdings Ltd.	3,721,896	5,875
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	3,212,100	5,829
	Contemporary Amperex Technology Co. Ltd. Class A (XSHE)	104,070	5,690
*	Didi Global Inc. ADR	811,985	5,229
	Midea Group Co. Ltd. Class A	482,786	5,186
	Kweichow Moutai Co. Ltd. Class A	21,185	4,261
	China Construction Bank Corp. Class H	4,290,795	4,248
	ZTO Express Cayman Inc. ADR	217,785	4,049
*	Luckin Coffee Inc. ADR	93,570	3,752
*,1	Meituan Class B	279,100	3,674
	Zijin Mining Group Co. Ltd. Class H	808,000	3,343
*	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class H	616,500	3,237
	Kanzhun Ltd. ADR	137,603	3,049
	Zhejiang Longsheng Group Co. Ltd. Class A	1,933,100	2,862
	ENN Energy Holdings Ltd.	315,906	2,753
*,2	Pony AI Inc. ADR	139,120	2,599
	Anker Innovations Technology Co. Ltd. Class A	154,630	2,543

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	People's Insurance Co. Group of China Ltd. Class H	2,665,483	2,394
	ZTO Express Cayman Inc.	117,350	2,165
	China Merchants Bank Co. Ltd. Class A	375,200	2,158
	JD.com Inc. Class A	125,501	2,072
[1]	Haidilao International Holding Ltd.	1,215,000	2,002
	China Pacific Insurance Group Co. Ltd. Class H	485,762	1,969
	KE Holdings Inc. Class A	337,337	1,913
	KE Holdings Inc. ADR	109,874	1,873
	Goneo Group Co. Ltd. Class A	304,374	1,869
*	BeOne Medicines Ltd. Class H	73,350	1,764
	Tencent Music Entertainment Group Class A	156,426	1,747
	NAURA Technology Group Co. Ltd. Class A	30,500	1,745
[1]	Kuaishou Technology	186,900	1,735
*,1	Xiaomi Corp. Class B	303,221	1,682
	Alibaba Group Holding Ltd. ADR	9,230	1,573
	Yum China Holdings Inc.	35,698	1,537
	Trip.com Group Ltd.	21,696	1,527
	Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	1,295,148	1,487
	ANTA Sports Products Ltd.	134,605	1,405
	PetroChina Co. Ltd. Class H	1,346,146	1,392
	China National Building Material Co. Ltd. Class H	1,652,496	1,171
	Brilliance China Automotive Holdings Ltd.	2,290,000	1,127
	Anhui Conch Cement Co. Ltd. Class H	357,298	1,065
	Tencent Music Entertainment Group ADR	46,912	1,047
	Shenzhen Inovance Technology Co. Ltd. Class A	95,277	1,031
	Li Ning Co. Ltd.	452,000	983
	Ping An Insurance Group Co. of China Ltd. Class A	117,700	957
	Minth Group Ltd.	210,791	935
[1]	China Resources Mixc Lifestyle Services Ltd.	178,544	934
	Midea Group Co. Ltd. Class A (XSEC)	76,000	817
[1]	Fuyao Glass Industry Group Co. Ltd. Class H	86,406	770
*	Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class H	74,887	726
	Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	105,683	662
[1]	Yadea Group Holdings Ltd.	393,150	615
	BYD Co. Ltd. Class H	45,986	594
	China Railway Group Ltd. Class H	1,132,120	574
*	GenFleet Therapeutics Shanghai Inc.	156,041	549
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	672,842	471
	Hangzhou Tigermed Consulting Co. Ltd. Class A	42,640	359
	Bank of Ningbo Co. Ltd. Class A	76,481	305
	Yum China Holdings Inc. (XNYS)	6,393	277
*	Bloks Group Ltd.	20,870	239
	Trip.com Group Ltd. ADR	3,143	222
			268,554
Greece (0.2%)
	Bank of Cyprus Holdings plc	116,866	1,076
	Alpha Bank SA	231,263	907
	Bank of Cyprus Holdings plc (XCYS)	5,634	51
			2,034
Hong Kong (3.4%)
	Galaxy Entertainment Group Ltd.	2,030,000	10,114
[1]	WH Group Ltd.	8,401,500	8,081
	Pacific Basin Shipping Ltd.	15,422,139	5,108
	Man Wah Holdings Ltd.	5,979,204	3,650
	AIA Group Ltd.	350,117	3,407
	Yue Yuen Industrial Holdings Ltd.	1,224,500	2,246
*	Zijin Gold International Co. Ltd.	54,914	929
*	Duality Biotherapeutics Inc.	15,120	611
			34,146
Hungary (1.8%)
	OTP Bank Nyrt	106,443	10,161
	Richter Gedeon Nyrt	158,009	4,867
	MOL Hungarian Oil & Gas plc	367,263	3,231
			18,259
India (9.3%)
	Reliance Industries Ltd.	822,552	13,764
	HDFC Bank Ltd.	1,013,093	11,264
	Axis Bank Ltd.	705,307	9,788

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	UPL Ltd.	821,634	6,664
	Kotak Mahindra Bank Ltd.	204,910	4,854
	UltraTech Cement Ltd.	28,008	3,766
	Tata Consultancy Services Ltd.	101,652	3,499
*	Delhivery Ltd.	635,158	3,332
[1]	HDFC Life Insurance Co. Ltd.	323,182	2,662
	HDFC Bank Ltd. ADR	69,345	2,512
	IDFC First Bank Ltd.	2,183,398	2,010
	Bajaj Holdings & Investment Ltd.	13,336	1,848
*	PB Fintech Ltd.	91,787	1,843
*	Amber Enterprises India Ltd.	20,250	1,831
	Larsen & Toubro Ltd.	37,416	1,698
	Adani Ports & Special Economic Zone Ltd.	98,835	1,616
	Hindustan Unilever Ltd.	57,686	1,602
	Mahindra & Mahindra Ltd.	39,893	1,567
	Godrej Consumer Products Ltd.	109,643	1,381
[1]	SBI Life Insurance Co. Ltd.	62,307	1,371
	Bharti Airtel Ltd. (XNSE)	58,876	1,363
	Infosys Ltd.	75,783	1,263
	Varun Beverages Ltd.	237,539	1,255
	Hyundai Motor India Ltd.	40,548	1,113
	Eicher Motors Ltd.	13,293	1,048
	Ambuja Cements Ltd.	161,845	1,029
	Ashok Leyland Ltd.	577,206	919
	Bajaj Auto Ltd.	8,749	876
	Bajaj Finserv Ltd.	37,008	870
[2]	Infosys Ltd. ADR	51,865	859
	Fortis Healthcare Ltd.	68,504	789
	KEC International Ltd.	80,302	739
	Apollo Hospitals Enterprise Ltd.	8,028	695
*	Dr. Agarwal's Health Care Ltd.	108,572	619
	Oil & Natural Gas Corp. Ltd.	198,506	571
[1]	InterGlobe Aviation Ltd.	6,490	411
	Dixon Technologies India Ltd.	1,962	342
	Phoenix Mills Ltd.	13,215	251
			93,884
Indonesia (1.7%)
	Bank Rakyat Indonesia Persero Tbk PT	50,136,193	11,994
	Bank Central Asia Tbk PT	7,000,598	3,584
	Bank Mandiri Persero Tbk PT	4,025,176	1,140
			16,718
Mexico (1.2%)
	Grupo Financiero Banorte SAB de CV Class O	475,930	4,479
	Wal-Mart de Mexico SAB de CV	1,084,649	3,586
	Fomento Economico Mexicano SAB de CV ADR	27,794	2,623
	Grupo Mexico SAB de CV Series B	179,757	1,554
			12,242
Other (0.2%)
[3]	Vanguard FTSE Emerging Markets ETF	41,571	2,285
Poland (0.7%)
*	KGHM Polska Miedz SA	69,750	3,659
*,1	Allegro.eu SA	284,916	2,660
	Alior Bank SA	28,031	781
			7,100
Romania (0.1%)
	Banca Transilvania SA	162,616	1,030
Russia (0.0%)
*,4	MMC Norilsk Nickel PJSC ADR	200,203	—
*,4	Sberbank of Russia PJSC	1,473,153	—
*,4	Mobile TeleSystems PJSC ADR	93,946	—
*,4	Moscow Exchange MICEX-RTS PJSC	536,630	—
*,4	GMK Norilskiy Nickel PAO	124,700	—
*,4	Sberbank of Russia PJSC ADR	476,234	—
*,4	LUKOIL PJSC ADR	35,630	—
*,4	Novatek PJSC GDR (Registered)	422	—
*,2,4	Ozon Holdings plc ADR	35,000	—

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
*,4	Gazprom PJSC	926,846	—
			—
Saudi Arabia (1.2%)
[1]	Saudi Arabian Oil Co.	982,736	6,790
	Saudi National Bank	212,290	2,259
	Saudi Tadawul Group Holding Co.	33,661	1,788
	Saudi Basic Industries Corp.	34,711	565
	Dr Sulaiman Al Habib Medical Services Group Co.	5,757	418
			11,820
Singapore (0.8%)
	Wilmar International Ltd.	3,463,600	8,323
South Africa (1.6%)
	Impala Platinum Holdings Ltd.	352,591	3,779
	FirstRand Ltd.	549,205	2,606
	Naspers Ltd. Class N	33,763	2,371
	Harmony Gold Mining Co. Ltd.	117,437	1,954
	Capitec Bank Holdings Ltd.	8,077	1,787
	Discovery Ltd.	104,808	1,317
	Anglogold Ashanti plc (XNYS)	16,037	1,090
*	Sibanye Stillwater Ltd. ADR	59,025	623
	Clicks Group Ltd.	17,859	377
	PSG Financial Services Ltd.	31,408	45
			15,949
South Korea (8.2%)
	Samsung Electronics Co. Ltd. (XKRX)	401,105	30,194
	SK Hynix Inc.	39,082	15,207
	Hyundai Motor Co.	26,478	5,369
	Hyundai Mobis Co. Ltd.	23,799	5,263
	Hankook Tire & Technology Co. Ltd.	159,893	5,191
	KB Financial Group Inc.	54,210	4,425
	Shinhan Financial Group Co. Ltd.	85,140	4,373
	Orion Corp.	50,394	3,509
	Hyundai Glovis Co. Ltd.	24,907	3,292
	Doosan Bobcat Inc.	71,067	3,000
	DB Insurance Co. Ltd.	31,502	2,800
			82,623
Taiwan (14.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	2,094,968	101,312
	MediaTek Inc.	207,302	8,792
	Hon Hai Precision Industry Co. Ltd.	903,685	7,516
	Accton Technology Corp.	151,000	5,251
	Chroma ATE Inc.	190,923	5,055
	Compal Electronics Inc.	3,561,000	3,805
	ASPEED Technology Inc.	21,046	3,732
	E Ink Holdings Inc.	216,000	1,484
	Silergy Corp.	197,000	1,418
	Airtac International Group	45,808	1,351
	Uni-President Enterprises Corp.	475,120	1,214
			140,930
Thailand (2.0%)
	SCB X PCL	1,918,500	7,770
	Bangkok Bank PCL NVDR	802,000	3,930
	Indorama Ventures PCL NVDR	5,776,500	3,408
	Bangkok Bank PCL (Registered)	524,400	2,570
*	True Corp. PCL NVDR	5,396,951	1,885
	PTT Exploration & Production PCL	214,514	711
	Bangkok Dusit Medical Services PCL NVDR	425,665	248
			20,522
Turkiye (0.4%)
	Akbank TAS	2,947,522	4,256
United Arab Emirates (1.2%)
	Emaar Properties PJSC	1,468,390	5,682
	Abu Dhabi Commercial Bank PJSC	792,694	3,110
	Emirates NBD Bank PJSC	191,131	1,463
	Abu Dhabi Islamic Bank PJSC	168,523	968

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	Aldar Properties PJSC	285,378	699
			11,922
United Kingdom (0.8%)
	Anglo American plc	59,786	2,262
*,1	Wizz Air Holdings plc	162,925	2,241
[1]	Airtel Africa plc	520,393	1,893
	Antofagasta plc	36,317	1,333
			7,729
United States (6.8%)
*	MercadoLibre Inc.	6,236	14,513
	Credicorp Ltd.	51,189	13,360
*	Sea Ltd. ADR	40,945	6,398
*	NU Holdings Ltd. Class A	302,297	4,870
	Cognizant Technology Solutions Corp. Class A	65,080	4,743
	Kaspi.KZ JSC ADR (Registered)	58,948	4,409
*	Coupang Inc.	137,649	4,401
*	Fabrinet	9,343	4,116
	Arcos Dorados Holdings Inc. Class A	400,303	2,870
	Copa Holdings SA Class A	20,622	2,582
*	VEON Ltd. ADR	35,491	1,709
*	MakeMyTrip Ltd.	18,594	1,487
	Freeport-McMoRan Inc.	33,717	1,406
*	Grab Holdings Ltd. Class A	144,354	868
*	Globant SA	12,772	786
			68,518
Vietnam (0.8%)
	Vietnam Dairy Products JSC	1,915,970	4,194
	Mobile World Investment Corp.	810,000	2,540
	FPT Corp.	396,700	1,565
			8,299
Total Common Stocks (Cost $674,710)			919,541
Preferred Stocks (2.8%)
	Cia Energetica de Minas Gerais Preference Shares	3,639,384	7,671
	Itau Unibanco Holding SA Preference Shares	971,690	7,123
	Samsung Electronics Co. Ltd. Preference Shares	113,172	6,679
	Petroleo Brasileiro SA - Petrobras Preference Shares	1,047,300	5,791
*	Raizen SA Preference Shares	2,547,300	450
Total Preferred Stocks (Cost $23,416)			27,714
Temporary Cash Investments (6.4%)
Money Market Fund (6.4%)
[5,6]	Vanguard Market Liquidity Fund, 4.141% (Cost $64,776)	647,820	64,782
Total Investments (100.4%) (Cost $762,902)			1,012,037
Other Assets and Liabilities—Net (-0.4%)			(3,612)
Net Assets (100%)			1,008,425
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the aggregate value was $38,213, representing 3.8% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,639.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Security value determined using significant unobservable inputs.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $4,549 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

Emerging Markets Select Stock Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI Emerging Markets Index	December 2025	713	50,181	1,099

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Statement of Assets and Liabilities
As of October 31, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $695,922)	944,970
Affiliated Issuers (Cost $66,980)	67,067
Total Investments in Securities	1,012,037
Investment in Vanguard	24
Cash	1,808
Cash Collateral Pledged—Futures Contracts	1,447
Foreign Currency, at Value (Cost $146)	178
Receivables for Investment Securities Sold	774
Receivables for Accrued Income	1,635
Receivables for Capital Shares Issued	2,096
Total Assets	1,019,999
Liabilities
Payables for Investment Securities Purchased	1,907
Collateral for Securities on Loan	4,549
Payables to Investment Advisor	1,336
Payables for Capital Shares Redeemed	912
Payables to Vanguard	129
Variation Margin Payable—Futures Contracts	112
Deferred Foreign Capital Gains Taxes	2,629
Total Liabilities	11,574
Net Assets	1,008,425
1 Includes $3,639 of securities on loan.
At October 31, 2025, net assets consisted of:

Paid-in Capital	786,772
Total Distributable Earnings (Loss)	221,653
Net Assets	1,008,425

Net Assets
Applicable to 35,785,025 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,008,425
Net Asset Value Per Share	$28.18

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Statement of Operations

Year Ended October 31, 2025
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	24,060
Dividends—Affiliated Issuers	11
Interest—Unaffiliated Issuers	147
Interest—Affiliated Issuers	1,633
Securities Lending—Net	372
Total Income	26,223
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,196
Performance Adjustment	127
The Vanguard Group—Note C
Management and Administrative	2,126
Marketing and Distribution	35
Custodian Fees	186
Auditing Fees	38
Shareholders’ Reports and Proxy Fees	35
Trustees’ Fees and Expenses	—
Other Expenses	51
Total Expenses	6,794
Net Investment Income	19,429
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers[2]	22,497
Investment Securities Sold—Affiliated Issuers	252
Futures Contracts	6,888
Forward Currency Contracts	(1)
Foreign Currencies	(303)
Realized Net Gain (Loss)	29,333
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	158,876
Investment Securities—Affiliated Issuers	19
Futures Contracts	572
Foreign Currencies	113
Change in Unrealized Appreciation (Depreciation)	159,580
Net Increase (Decrease) in Net Assets Resulting from Operations	208,342
1	Dividends are net of foreign withholding taxes of $2,409.
2	Realized gain (loss) is net of foreign capital gain taxes of $159.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $297.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,429	22,936
Realized Net Gain (Loss)	29,333	6,243
Change in Unrealized Appreciation (Depreciation)	159,580	122,241
Net Increase (Decrease) in Net Assets Resulting from Operations	208,342	151,420
Distributions
Total Distributions	(24,300)	(22,705)
Capital Share Transactions
Issued	174,306	117,880
Issued in Lieu of Cash Distributions	20,943	19,402
Redeemed	(163,925)	(181,510)
Net Increase (Decrease) from Capital Share Transactions	31,324	(44,228)
Total Increase (Decrease)	215,366	84,487
Net Assets
Beginning of Period	793,059	708,572
End of Period	1,008,425	793,059

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$22.90	$19.33	$17.42	$27.09	$22.18
Investment Operations
Net Investment Income[1]	.559	.640	.606	.715	.457
Net Realized and Unrealized Gain (Loss) on Investments	5.427	3.559	2.019	(8.724)	4.729
Total from Investment Operations	5.986	4.199	2.625	(8.009)	5.186
Distributions
Dividends from Net Investment Income	(.706)	(.629)	(.715)	(.486)	(.276)
Distributions from Realized Capital Gains	—	—	—	(1.175)	—
Total Distributions	(.706)	(.629)	(.715)	(1.661)	(.276)
Net Asset Value, End of Period	$28.18	$22.90	$19.33	$17.42	$27.09
Total Return[2]	27.10%	22.19%	15.10%	-31.16%	23.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,008	$793	$709	$629	$974
Ratio of Total Expenses to Average Net Assets[3]	0.82%	0.75%[4]	0.80%[4]	0.78%	0.84%
Ratio of Net Investment Income to Average Net Assets	2.36%	2.98%	2.99%	3.26%	1.65%
Portfolio Turnover Rate	33%	68%	43%	41%	48%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.07%), (0.01%), (0.04%), and 0.02%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.74% and 0.80%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Notes to Financial Statements
Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2025, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2025, the fund’s average investment in forward currency contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at October 31, 2025.

Emerging Markets Select Stock Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains.
B.	The investment advisory firms Pzena Investment Management, LLC, Baillie Gifford Overseas Ltd., and Wellington Management Company LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Pzena Investment Management, LLC, Baillie Gifford Overseas Ltd., and Wellington Management Company LLP, are subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2025, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.51% of the fund’s average net assets, before a net increase of $127,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2025, the fund had contributed to Vanguard capital in the amount of $24,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Emerging Markets Select Stock Fund
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	162,581	577	—	163,158
Common Stocks—Other	32,517	723,866	—	756,383
Preferred Stocks	21,035	6,679	—	27,714
Temporary Cash Investments	64,782	—	—	64,782
Total	280,915	731,122	—	1,012,037
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,099	—	—	1,099
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	20,817
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	236,183
Capital Loss Carryforwards	(35,347)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	221,653
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	24,300	22,705
Long-Term Capital Gains	—	—
Total	24,300	22,705
*	Includes short-term capital gains, if any.

Emerging Markets Select Stock Fund
As of October 31, 2025, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	773,287
Gross Unrealized Appreciation	305,800
Gross Unrealized Depreciation	(67,050)
Net Unrealized Appreciation (Depreciation)	238,750
F.	During the year ended October 31, 2025, the fund purchased $263,637,000 of investment securities and sold $259,124,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2025, such purchases were $0 and sales were $130,000, resulting in net realized gain of $97,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2025 Shares (000)	2024 Shares (000)
Issued	7,041	5,490
Issued in Lieu of Cash Distributions	974	968
Redeemed	(6,855)	(8,488)
Net Increase (Decrease) in Shares Outstanding	1,160	(2,030)
H.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Oct. 31, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2025 Market Value ($000)
Vanguard FTSE Emerging Markets ETF	1,773	13,253	13,006	253	12	11	—	2,285
Vanguard Market Liquidity Fund	34,432	NA1	NA1	(1)	7	1,633	—	64,782
Total	36,205	13,253	13,006	252	19	1,644	—	67,067
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Emerging Markets Select Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Select Stock Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The fund hereby designates $13,270,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $756,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $26,377,000 and foreign taxes paid of $2,614,000 , or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Q7520 122025

Consolidated Financial Statements
For the year ended October 31, 2025
Vanguard Commodity Strategy Fund

Contents
Consolidated Financial Statements	1
Report of Independent Registered Public Accounting Firm	11
Tax information	12

Commodity Strategy Fund
Consolidated Financial Statements
Consolidated Schedule of Investments
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (73.3%)
U.S. Government Securities (73.3%)
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/2026	65,656	65,448
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/2026	31,492	31,473
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2026	54,132	53,758
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2026	66,345	65,962
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/2026	74,812	74,181
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/2027	61,069	60,396
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/2027	30,427	30,817
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2027	76,532	75,210
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/2027	67,916	67,232
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2027	76,744	77,655
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/2028	69,276	68,221
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/2028	28,660	28,998
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/2028	75,731	75,720
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/2028	29,277	30,951
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/2028	60,168	59,665
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/2028	77,966	80,817
	United States Treasury Inflation Indexed Bonds	0.875%	1/15/2029	51,935	51,371
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/2029	26,576	27,639
	United States Treasury Inflation Indexed Bonds	2.125%	4/15/2029	79,461	81,683
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/2029	33,694	36,626
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/2029	61,249	59,264
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2029	82,717	84,080
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2030	69,182	65,917
	United States Treasury Inflation Indexed Bonds	1.625%	4/15/2030	85,756	86,821
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2030	76,174	72,291
	United States Treasury Inflation Indexed Bonds	1.125%	10/15/2030	45,722	45,357
Total U.S. Government and Agency Obligations (Cost $1,547,105)					1,557,553
				Shares
Temporary Cash Investments (28.7%)
Money Market Fund (8.2%)
[1]	Vanguard Market Liquidity Fund	4.141%		1,745,374	174,537
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (20.5%)
[2]	United States Treasury Bill	4.173%	11/13/2025	16,000	15,983
[2]	United States Treasury Bill	4.169%	11/20/2025	3,900	3,893
[2]	United States Treasury Bill	4.038%	12/2/2025	12,250	12,212
[2]	United States Treasury Bill	4.067%	12/4/2025	29,800	29,701
[2]	United States Treasury Bill	3.993%	12/11/2025	11,750	11,702
[2]	United States Treasury Bill	3.930%	12/16/2025	5,700	5,674
[2]	United States Treasury Bill	3.841%–3.930%	12/18/2025	31,700	31,547
[2]	United States Treasury Bill	3.905%–3.942%	12/26/2025	56,200	55,876
[2]	United States Treasury Bill	3.793%	12/30/2025	14,900	14,808
[2]	United States Treasury Bill	3.897%	1/2/2026	109,500	108,798
[2]	United States Treasury Bill	3.891%	1/8/2026	31,600	31,381
[2]	United States Treasury Bill	3.939%	1/15/2026	28,000	27,786
[2]	United States Treasury Bill	3.840%	1/22/2026	74,000	73,382
1

Commodity Strategy Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	United States Treasury Bill	3.764%	1/29/2026	12,125	12,016
					434,759
Total Temporary Cash Investments (Cost $609,150)					609,296
Total Investments (102.0%) (Cost $2,156,255)					2,166,849
Other Assets and Liabilities—Net (-2.0%)					(41,955)
Net Assets (100%)					2,124,894
Cost is in $000.
•	See Note A in Notes to Consolidated Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bloomberg Commodity Index[2]	11/4/2025	MLI	95,000	(0.060)	2,216	—
Bloomberg Commodity Index[2]	11/14/2025	BARC	10,000	(0.100)	141	—
Bloomberg Commodity Index 2 Month Forward[2]	11/14/2025	BARC	200,000	(0.110)	1,986	—
Bloomberg Commodity Index 3 Month Forward[2]	11/20/2025	GSI	70,000	(0.120)	587	—
BofA Merrill Lynch Commodity MLBXAKSV Excess Return Strategy[2,3]	11/4/2025	MLI	55,000	(0.170)	770	—
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	11/4/2025	MLI	255,000	(0.110)	5,350	—
BofA Merrill Lynch Commodity MLCILP3E Excess Return Strategy[2,3]	11/4/2025	MLI	138,000	(0.140)	2,490	—
CIBC Commodity CIBZC51EC Excess Return Strategy[2,3]	11/4/2025	CIBC	240,000	(0.160)	4,262	—
Goldman Sachs Commodity i-Select Strategy 1129[2,3]	11/20/2025	GSI	200,000	(0.120)	1,590	—
Macquarie Commodity MQCP170E Excess Return Strategy[2,3]	11/14/2025	MACQ	240,000	(0.150)	2,201	—
Modified Strategy DBS18 on the Bloomberg Commodity Index[2,3]	11/20/2025	GSI	102,000	(0.120)	810	—
RBC Commodity RBCACB23 Excess Return Strategy[2,3]	11/14/2025	RBC	243,000	(0.130)	2,195	—
RBC Commodity RBCSVBW1 Excess Return Strategy[2,3]	11/14/2025	RBC	30,000	(0.160)	551	—
Societe Generale Commodity SGIXCSB1 Excess Return Strategy[2,3]	11/4/2025	SOCG	225,000	(0.170)	3,995	—
					29,144	—
1	Fixed interest payment received/paid monthly.
2	Security is owned by the subsidiary.
3	Information on the components of the reference entity is available on www.vanguard.com.
BARC—Barclays Bank plc.
CIBC—Canadian Imperial Bank of Commerce.
GSI—Goldman Sachs International.
MACQ—Macquarie Bank Ltd.
MLI—Merrill Lynch International.
RBC—Royal Bank of Canada.
SOCG—Société Generale.
At October 31, 2025, the counterparties had deposited in segregated accounts securities with a value of $23,705 and cash of $1,860 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
2

Commodity Strategy Fund
Consolidated Statement of Assets and Liabilities
As of October 31, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,981,753)	1,992,312
Affiliated Issuers (Cost $174,502)	174,537
Total Investments in Securities	2,166,849
Investment in Vanguard	50
Cash	136
Receivables for Accrued Income	2,560
Receivables for Capital Shares Issued	2,065
Unrealized Appreciation—Over-the-Counter Swap Contracts	29,144
Total Assets	2,200,804
Liabilities
Payables for Investment Securities Purchased	74,658
Payables for Capital Shares Redeemed	1,087
Payables to Vanguard	165
Total Liabilities	75,910
Net Assets	2,124,894
At October 31, 2025, net assets consisted of:

Paid-in Capital	1,954,080
Total Distributable Earnings (Loss)	170,814
Net Assets	2,124,894

Net Assets
Applicable to 72,716,451 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,124,894
Net Asset Value Per Share	$29.22

See accompanying Notes, which are an integral part of the Financial Statements.
3

Commodity Strategy Fund
Consolidated Statement of Operations

Year Ended October 31, 2025
($000)
Investment Income
Income
Interest[1]	77,380
Total Income	77,380
Expenses
The Vanguard Group—Note B
Investment Advisory Services	296
Management and Administrative	2,501
Marketing and Distribution	97
Custodian Fees	23
Auditing Fees	50
Shareholders’ Reports and Proxy Fees	162
Trustees’ Fees and Expenses—Note B	32
Other Expenses	15
Total Expenses	3,176
Net Investment Income	74,204
Realized Net Gain (Loss)
Investment Securities Sold[1]	(682)
Swap Contracts	97,684
Realized Net Gain (Loss)	97,002
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	27,420
Swap Contracts	67,588
Change in Unrealized Appreciation (Depreciation)	95,008
Net Increase (Decrease) in Net Assets Resulting from Operations	266,214
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,016, $1, and $24, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
4

Commodity Strategy Fund
Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,204	46,274
Realized Net Gain (Loss)	97,002	(25,019)
Change in Unrealized Appreciation (Depreciation)	95,008	(5,280)
Net Increase (Decrease) in Net Assets Resulting from Operations	266,214	15,975
Distributions
Total Distributions	(36,021)	(36,432)
Capital Share Transactions
Issued	830,622	798,800
Issued in Lieu of Cash Distributions	28,972	25,590
Redeemed	(637,416)	(715,306)
Net Increase (Decrease) from Capital Share Transactions	222,178	109,084
Total Increase (Decrease)	452,371	88,627
Net Assets
Beginning of Period	1,672,523	1,583,896
End of Period	2,124,894	1,672,523

See accompanying Notes, which are an integral part of the Financial Statements.
5

Commodity Strategy Fund
Consolidated Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$25.86	$26.02	$30.69	$36.85	$24.32
Investment Operations
Net Investment Income[1]	1.073	.816	.826	1.474	.890
Net Realized and Unrealized Gain (Loss) on Investments	2.843	(.359)	(1.612)	.751	11.774
Total from Investment Operations	3.916	.457	(.786)	2.225	12.664
Distributions
Dividends from Net Investment Income	(.556)	(.617)	(3.884)	(8.385)	(.134)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.556)	(.617)	(3.884)	(8.385)	(.134)
Net Asset Value, End of Period	$29.22	$25.86	$26.02	$30.69	$36.85
Total Return[2]	15.50%	1.85%	-3.03%	9.80%	52.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,125	$1,673	$1,584	$1,994	$1,686
Ratio of Total Expenses to Average Net Assets	0.17%	0.21%[3]	0.21%[3]	0.21%[3]	0.20%
Ratio of Net Investment Income to Average Net Assets	3.93%	3.20%	3.08%	4.47%	2.79%
Portfolio Turnover Rate	25%	52%	30%	47%	15%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Commodity Strategy Fund
Notes to Consolidated Financial Statements
Vanguard Commodity Strategy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
The Consolidated Financial Statements include Vanguard CSF Portfolio ("the subsidiary") which commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2025, the subsidiary comprises $464,002,000, or 22%, of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Swap Contracts: The fund gains exposure to commodities through the subsidiary's investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a fixed rate applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swaps in inflation-linked investments and high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary's net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2025, the fund’s average amounts of investments in total return swaps represented 101% of net assets, based on the average of notional amounts at each quarter-end during the period.
7

Commodity Strategy Fund
The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities.
	Assets Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Liabilities Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Net Amount Receivable (Payable) ($000)	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Net Exposure[3] (Not Less Than $0) ($000)
				Collateral Pledged[2] ($000)	Collateral Received[2] ($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Barclays Bank plc	2,127	—	2,127	—	1,659	468
Canadian Imperial Bank of Commerce	4,262	—	4,262	—	4,200	62
Goldman Sachs International	2,987	—	2,987	—	2,296	691
Macquarie Bank Ltd.	2,201	—	2,201	—	1,860	341
Merrill Lynch International	10,826	—	10,826	—	9,954	872
Royal Bank of Canada	2,746	—	2,746	—	2,270	476
Société Generale	3,995	—	3,995	—	3,326	669
Total	29,144	—	29,144	—	25,565	3,579
1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
2  Securities or other assets pledged as collateral are noted in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Schedule of Investments.
3  Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act ("FATCA") and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary is not required to distribute any earnings and profits to the fund. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
8

Commodity Strategy Fund
Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.10% of average net assets of the subsidiary, generally settled once a month. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2025, the fund had contributed to Vanguard capital in the amount of $50,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,557,553	—	1,557,553
Temporary Cash Investments	174,537	434,759	—	609,296
Total	174,537	1,992,312	—	2,166,849
Derivative Financial Instruments
Assets
Swap Contracts	—	29,144	—	29,144
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for operations of the subsidiary and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the treatment of amortization adjustments from certain fixed income securities, and the operations of the subsidiary. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	233,126
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	9,735
Capital Loss Carryforwards	(72,047)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	170,814
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	36,021	36,432
Long-Term Capital Gains	—	—
Total	36,021	36,432
*	Includes short-term capital gains, if any.
9

Commodity Strategy Fund
As of October 31, 2025, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,157,114
Gross Unrealized Appreciation	14,226
Gross Unrealized Depreciation	(4,491)
Net Unrealized Appreciation (Depreciation)	9,735
E.	During the year ended October 31, 2025, the fund purchased $581,570,000 of investment securities and sold $339,563,000 of investment securities, other than temporary cash investments.
F.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2025 Shares (000)	2024 Shares (000)
Issued	30,457	30,972
Issued in Lieu of Cash Distributions	1,158	1,028
Redeemed	(23,585)	(28,190)
Net Increase (Decrease) in Shares Outstanding	8,030	3,810
G.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
I.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
10

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Vanguard Commodity Strategy Fund and its subsidiary (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2025, the related consolidated statement of operations for the year ended October 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
11

Tax information (unaudited)
The fund hereby designates for the fiscal year $58,699,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
Q5170 122025
12

Financial Statements
For the year ended October 31, 2025
Vanguard Global Environmental Opportunities Stock Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	11
Tax information	12

Global Environmental Opportunities Stock Fund
Financial Statements
Schedule of Investments
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.1%)
Brazil (2.5%)
	WEG SA	286,713	2,244
Canada (3.7%)
	Canadian Pacific Kansas City Ltd.	46,042	3,313
China (13.2%)
	Contemporary Amperex Technology Co. Ltd. Class A	83,515	4,560
[1]	Yadea Group Holdings Ltd.	1,990,000	3,111
	Hongfa Technology Co. Ltd. Class A	603,939	2,583
	Xiamen Faratronic Co. Ltd. Class A	103,670	1,752
			12,006
Denmark (6.6%)
	Novonesis (Novozymes) B Class B	72,552	4,335
	Vestas Wind Systems A/S	82,472	1,687
			6,022
France (4.8%)
	Schneider Electric SE	15,284	4,355
Germany (4.0%)
	Infineon Technologies AG	92,614	3,676
India (4.1%)
	Power Grid Corp. of India Ltd.	1,149,852	3,731
Italy (0.3%)
	Industrie De Nora SpA	35,417	295
Japan (2.8%)
	Shimadzu Corp.	93,500	2,514
Spain (5.4%)
	Iberdrola SA (XMAD)	242,550	4,916
Sweden (3.3%)
	Atlas Copco AB Class A	179,067	3,000
Taiwan (9.5%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	122,000	5,900
	Voltronic Power Technology Corp.	53,000	2,077
	Silergy Corp.	94,000	676
			8,653
United Kingdom (5.4%)
	Spirax Group plc	28,183	2,629
	Croda International plc	61,131	2,320
			4,949
United States (31.5%)
	NextEra Energy Inc.	72,305	5,886
	TE Connectivity plc	17,993	4,444
	AECOM	32,702	4,394
*	Autodesk Inc.	14,389	4,336
	Tetra Tech Inc.	98,549	3,152
	AGCO Corp.	23,849	2,460
	Waste Management Inc.	10,474	2,092
*	Trimble Inc.	23,254	1,854
			28,618
Total Common Stocks (Cost $74,894)			88,292
1

Global Environmental Opportunities Stock Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (2.8%)
Money Market Fund (2.8%)
[2]	Vanguard Market Liquidity Fund, 4.141% (Cost $2,516)	25,161	2,516
Total Investments (99.9%) (Cost $77,410)			90,808
Other Assets and Liabilities—Net (0.1%)			115
Net Assets (100%)			90,923
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the aggregate value was $3,111, representing 3.4% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
2

Global Environmental Opportunities Stock Fund
Statement of Assets and Liabilities
As of October 31, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $74,894)	88,292
Affiliated Issuers (Cost $2,516)	2,516
Total Investments in Securities	90,808
Investment in Vanguard	2
Foreign Currency, at Value (Cost $82)	81
Receivables for Investment Securities Sold	499
Receivables for Accrued Income	67
Receivables for Capital Shares Issued	63
Total Assets	91,520
Liabilities
Payables for Investment Securities Purchased	372
Payables to Investment Advisor	64
Payables for Capital Shares Redeemed	7
Payables to Vanguard	11
Deferred Foreign Capital Gains Taxes	143
Total Liabilities	597
Net Assets	90,923
At October 31, 2025, net assets consisted of:

Paid-in Capital	78,362
Total Distributable Earnings (Loss)	12,561
Net Assets	90,923

Investor Shares—Net Assets
Applicable to 1,118,356 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	26,219
Net Asset Value Per Share—Investor Shares	$23.44

Admiral™ Shares—Net Assets
Applicable to 2,204,125 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	64,704
Net Asset Value Per Share—Admiral Shares	$29.36

See accompanying Notes, which are an integral part of the Financial Statements.
3

Global Environmental Opportunities Stock Fund
Statement of Operations

Year Ended October 31, 2025
($000)
Investment Income
Income
Dividends [1]	1,185
Non-Cash Dividends	193
Interest [2]	84
Total Income	1,462
Expenses
Investment Advisory Fees—Note B
Basic Fee	282
Performance Adjustment	(44)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	51
Management and Administrative—Admiral Shares	77
Custodian Fees	16
Auditing Fees	38
Shareholders’ Reports and Proxy Fees—Investor Shares	18
Shareholders’ Reports and Proxy Fees—Admiral Shares	5
Trustees’ Fees and Expenses	—
Professional Services	28
Other Expenses	5
Total Expenses	476
Expenses Paid Indirectly	(2)
Net Expenses	474
Net Investment Income	988
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	1,389
Foreign Currencies	(39)
Realized Net Gain (Loss)	1,350
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	7,430
Foreign Currencies	8
Change in Unrealized Appreciation (Depreciation)	7,438
Net Increase (Decrease) in Net Assets Resulting from Operations	9,776
1	Dividends are net of foreign withholding taxes of $97.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $77, $1, and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized gain (loss) is net of foreign capital gain taxes of $6.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($41).

See accompanying Notes, which are an integral part of the Financial Statements.
4

Global Environmental Opportunities Stock Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	988	787
Realized Net Gain (Loss)	1,350	(2,358)
Change in Unrealized Appreciation (Depreciation)	7,438	12,997
Net Increase (Decrease) in Net Assets Resulting from Operations	9,776	11,426
Distributions
Investor Shares	(192)	(296)
Admiral Shares	(551)	(508)
Total Distributions	(743)	(804)
Capital Share Transactions
Investor Shares	1,125	1,434
Admiral Shares	1,517	23,478
Net Increase (Decrease) from Capital Share Transactions	2,642	24,912
Total Increase (Decrease)	11,675	35,534
Net Assets
Beginning of Period	79,248	43,714
End of Period	90,923	79,248

See accompanying Notes, which are an integral part of the Financial Statements.
5

Global Environmental Opportunities Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,		November 2, 2022[1] to October 31, 2023
	2025	2024
Net Asset Value, Beginning of Period	$21.08	$17.52	$20.00
Investment Operations
Net Investment Income[2]	.236	.199	.188
Net Realized and Unrealized Gain (Loss) on Investments	2.301	3.664	(2.668)
Total from Investment Operations	2.537	3.863	(2.480)
Distributions
Dividends from Net Investment Income	(.177)	(.159)	—
Distributions from Realized Capital Gains	—	(.144)	—
Total Distributions	(.177)	(.303)	—
Net Asset Value, End of Period	$23.44	$21.08	$17.52
Total Return[3]	12.18%	22.20%	-12.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26	$23	$17
Ratio of Total Expenses to Average Net Assets	0.70% [4,5]	0.73% [4,5]	0.77% [4,6]
Ratio of Net Investment Income to Average Net Assets	1.12%	0.99%	0.98% [6]
Portfolio Turnover Rate	59%	38%	35%
1	The subscription period for the fund was November 2, 2022, to November 15, 2022, during which time all assets were held in cash. Performance measurement began November 16, 2022, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.70%, 0.73%, and 0.75%, respectively.
5	Includes performance-based investment advisory fee increases (decreases) of (0.05%) and (0.02%).
6	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Global Environmental Opportunities Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,		November 2, 2022[1] to October 31, 2023
	2025	2024
Net Asset Value, Beginning of Period	$26.40	$21.93	$25.00
Investment Operations
Net Investment Income[2]	.336	.294	.279
Net Realized and Unrealized Gain (Loss) on Investments	2.882	4.585	(3.349)
Total from Investment Operations	3.218	4.879	(3.070)
Distributions
Dividends from Net Investment Income	(.258)	(.229)	—
Distributions from Realized Capital Gains	—	(.180)	—
Total Distributions	(.258)	(.409)	—
Net Asset Value, End of Period	$29.36	$26.40	$21.93
Total Return[3]	12.36%	22.42%	-12.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$65	$57	$26
Ratio of Total Expenses to Average Net Assets	0.55% [4,5]	0.58% [4,5]	0.62% [4,6]
Ratio of Net Investment Income to Average Net Assets	1.27%	1.16%	1.16% [6]
Portfolio Turnover Rate	59%	38%	35%
1	The subscription period for the fund was November 2, 2022, to November 15, 2022, during which time all assets were held in cash. Performance measurement began November 16, 2022, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.55%, 0.58%, and 0.60%, respectively.
5	Includes performance-based investment advisory fee increases (decreases) of (0.05%) and (0.02%).
6	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Global Environmental Opportunities Stock Fund
Notes to Financial Statements
Vanguard Global Environmental Opportunities Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facility and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and uncommitted credit facility provided by Vanguard, which may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under the facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread, or based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2025, the fund did not utilize the credit facility or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and professional services, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
8

Global Environmental Opportunities Stock Fund
B.	Ninety One North America, Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI All Country World Index since January 31, 2023. For the year ended October 31, 2025, the investment advisory fee represented an effective annual basic rate of 0.35% of the fund’s average net assets, before a net decrease of $44,000 (0.05%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2025, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2025, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	34,175	—	—	34,175
Common Stocks—Other	—	54,117	—	54,117
Temporary Cash Investments	2,516	—	—	2,516
Total	36,691	54,117	—	90,808
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	877
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	12,804
Capital Loss Carryforwards	(1,114)
Qualified Late-Year Losses	—
Other Temporary Differences	(6)
Total	12,561
9

Global Environmental Opportunities Stock Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	743	804
Long-Term Capital Gains	—	—
Total	743	804
*	Includes short-term capital gains, if any.
As of October 31, 2025, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	77,859
Gross Unrealized Appreciation	17,001
Gross Unrealized Depreciation	(4,052)
Net Unrealized Appreciation (Depreciation)	12,949
G.	During the year ended October 31, 2025, the fund purchased $48,940,000 of investment securities and sold $46,491,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2025		2024
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	6,643	316	9,124	458
Issued in Lieu of Cash Distributions	165	8	254	13
Redeemed	(5,683)	(275)	(7,944)	(400)
Net Increase (Decrease)—Investor Shares	1,125	49	1,434	71
Admiral Shares
Issued	11,811	444	31,528	1,273
Issued in Lieu of Cash Distributions	473	19	378	16
Redeemed	(10,767)	(407)	(8,428)	(337)
Net Increase (Decrease)—Admiral Shares	1,517	56	23,478	952
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
10

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Global Environmental Opportunities Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Environmental Opportunities Stock Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025 and the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2025 and for the period November 2, 2022 (commencement of subscription period) through October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the two years in the period ended October 31, 2025 and for the period November 2, 2022 (commencement of subscription period) through October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
11

Tax information (unaudited)
For corporate shareholders, 33.0%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $835,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $30,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $1,197,000 and foreign taxes paid of $95,000 , or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
QV0120 122025
12

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Not applicable.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no changes in the Registrant’s Internal Control Over Financial Reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: December 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: December 23, 2025

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 23, 2025

* By:	/s/ Natalie Lamarque

Natalie Lamarque, pursuant to a Power of Attorney  filed on December 19, 2025 (see File Number 33-49023), Incorporated by Reference.